Exhibit 99.1

1 www.murphyoilcorp.com NYSE: MUR 1 INVESTOR UPDATE MAY 2025

2 www.murphyoilcorp.com NYSE: MUR 2 Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “g oal ”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These st ate ments, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and ar e n ot guarantees of performance. In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pa y d own or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) m att ers, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements. Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations exp res sed or implied by such forward - looking statements, include, but are not limited to: macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporter s a nd the resulting impacts on commodity prices; geopolitical concerns; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates an d r eplace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the m ark ets where we do business; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses; other natural hazards impacting our operations or markets; any othe r deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets a t a cceptable prices; or adverse developments in the U.S. or global capital markets, credit markets, banking system or economies in general, including inflation, trade policies, tariffs and other trade re strictions. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s we bsite and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Investors and others should note that we may announce material information using SEC filings, pr ess releases, public conference calls, webcasts and the investors page of our website. We may use these channels to distribute material information about the company; therefore, we encourage investors, t he media, business partners and others interested in the company to review the information we post on our website. The information on our website is not part of, and is not incorporated into, this pre sen tation. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements. Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

3 www.murphyoilcorp.com NYSE: MUR 3 Agenda 04 01 Exploration Murphy at a Glance 05 02 Looking Ahead Murphy Priorities 06 03 Appendix Murphy 2025 Plan

4 www.murphyoilcorp.com NYSE: MUR 4 Murphy at a Glance Murphy is an independent exploration and production company, with a diverse portfolio that provides exploration upside 16% 45% 39% 157 MBOEPD 1Q 2025 Production 1 24% 22% 54% 2024 Proved Reserves 1 713 MMBOE US Onshore Offshore Canada Onshore Multi - Basin Production Gulf of America Deepwater execution ability is a competitive advantage Offshore Canada Non - operated partner in Terra Nova and Hibernia fields Onshore United States Eagle Ford Shale on private lands in Texas with ~1,100 future locations on ~120,000 net acres Onshore Canada Tupper Montney ~ 750 future locations on ~120,000 net acres Kaybob Duvernay ~ 420 future locations on ~110,000 net acres High - potential exploration focused in Gulf of America, Vietnam and Côte d'Ivoire Financial discipline maintaining leading balance sheet Long history of delivering shareholder returns through dividends and share buybacks Meaningful board and management ownership, supported by multi - decade founding family 1 Excluding noncontrolling interest. Proved reserves are based on year - end 2024 third - party audited volumes using SEC pricing. F igures may not add to 100 percent due to rounding Note: Future locations and net acres as of Dec 31, 2024

5 www.murphyoilcorp.com NYSE: MUR 5 MURPHY PRIORITIES

6 www.murphyoilcorp.com NYSE: MUR 6 Advancing Strategic Priorities in 1Q 2025 Maintaining Consistent Operational Excellence Expanding Multi - Basin Portfolio Delivering Capital Allocation Commitment 1 Lost Time Injury is a workplace injury or illness that results in an employee / contractor being unable to perform their re gul ar duties for at least one full workday 2 Floating production, storage and offloading vessel 3 The capital allocation plan allocates a minimum of 50% of adjusted FCF to share buybacks and potential dividend increases, with the remainder of adjusted FCF allocated to the balance sheet Pioneer FPSO 2 Acquired value - creating in the Gulf of America Capital Allocation Refreshing to continue rewarding shareholders while targeting $1.0 BN long - term debt goal 3 Zero Lost Time Injuries 1 Achieved 1 million work hours with on the platform construction for the Lac Da Vang (Golden Camel) field development project Oil Discovery Drilled second in Vietnam at the Lac Da Hong - 1X (Pink Camel) exploration well and encountered 106 feet of net oil pay from one reservoir Longest Laterals Drilled the in company history in the Eagle Ford Shale and Tupper Montney Returned $147 MM to shareholders Repurchased $100 MM of stock, or 3.6 MM shares Returned $47 MM to shareholders through quarterly dividend

7 www.murphyoilcorp.com NYSE: MUR 7 Capital Allocation Plan 1 Delivers Shareholder Returns 1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high - return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company’s targets might be achieved 2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities law s, such as through Rule 10b5 - 1 trading plans and under Rule 10b - 18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors 3 Other projected payments such as withholding tax on incentive compensation Targeting long - term debt of $1.0 BN Board authorized s hare r epurchase program 2 Remaining balance as of May 5 , 2025 $550 MM Cumulative Shareholder Returns Since 2013 $ BN $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q 2025 Cumulative Dividends Cumulative Repurchases Total Shares Outstanding by Year Since 2013 MM shares 142.7 140 150 160 170 180 190 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q 2025 Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases Up to 50% of allocated to the balance sheet $2.2 $2.1 Adjusted Free Cash Flow Formula )UHH &DVK )ORZ $GMXVWHG )UHH;&DVK;)ORZ ; $GMXVWHG;)&) ; 3

8 www.murphyoilcorp.com NYSE: MUR 8 • Maintaining ample liquidity with senior unsecured credit facility and cash on hand • Targeting long - term debt of $1.0 billion • No near - term debt maturities Strong Balance Sheet Underpins Financial Flexibility Conservative Financial Policies Strategic Marketing Plan Focused Capital Allocation Targeting Investment Grade Credit Metrics • Delivering a competitive and sustainable dividend • Prioritizing adjusted FCF for share repurchases, potential dividend increases and balance sheet purposes • Targeting low, single - digit production growth • Current ratings Ba2 (Moody’s) / BB+ (S&P) / BB+ (Fitch) • Maintaining ample liquidity, low leverage and optimal capital structure • Global multi - basin portfolio provides optionality Financial Highlights Bond Maturity Profile 1 $ MM 1 As of Mar 31 , 2025 Liquidity of ~$1.5 billion 1 Maintaining low leverage with long - term debt goal of $1.0 billion Targeting investment grade credit metrics • Realizing premium pricing from oil - weighted portfolio • Employing natural gas price diversification strategy • Hedging opportunistically and purposefully Returning $147 MM to shareholders through share repurchases and quarterly dividend in 1Q 2025 $0 $200 $400 $600 2025 2026 2027 2028 2029 2030 2031 2032 2042 Long - Term Debt Profile 1 $1.3 BN Total Bonds Outstanding 6.10% Weighted Avg Fixed Coupon 9.1 years Weighted Avg Years to Maturity

9 www.murphyoilcorp.com NYSE: MUR 9 Gulf of America Walker Ridge Area Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Miles 50 0 Front Runner Medusa Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Rushmore King’s Quay Zephyrus Strategic, Value - Creating Pioneer FPSO Acquisition • Purchase price of $104 MM net • Compelling 2 - year payback, independent of oil price • Signed 5 - year agreement with BW Offshore to continue operating the FPSO 1 1 Floating production, storage and offloading vessel 2 Offshore reserves of ~160 MMBOE are based on SEC year - end 2024 audited proved reserves and exclude noncontrolling interests • Reduces annual net operating costs by ~$50 MM • Increases offshore net proved reserves by 5% 2 • Enhances returns for future development and exploration • Located in the prolific and established Wilcox trend • Operated and third - party prospects within tie - back distance • Incremental volumes are highly accretive due to reduced costs Transaction Benefits Transaction Details Advantaged Infrastructure Cascade Field Pioneer Peer Block Murphy WI Block Development Well Chinook Field Guilder

10 www.murphyoilcorp.com NYSE: MUR 10 MURPHY 2025 PLAN

11 www.murphyoilcorp.com NYSE: MUR 11 2025 Capital and Production Plan Allocating Capital to Develop Assets and Increase Future Resource Potential 2Q 2025 Guidance • 177 – 185 MBOEPD, 48% oil, 53% liquids volumes • $300 MM accrued CAPEX Maintaining FY 2025 Guidance • 174.5 – 182.5 MBOEPD, 50% oil, 55% liquids volumes • $1,135 MM – $1,285 MM accrued CAPEX • Includes net acquisition CAPEX of $104 MM for the Pioneer FPSO and $1.4 MM for non - operated working interests in the Gulf of America Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest FY 2025E CAPEX By Area 36% 30% 12% 12% 9% 2% $ 1,210 MM Offshore US Onshore Canada Onshore Exploration Corporate Acquisitions FY 2025E Wells Online 0 10 20 30 40 1Q 2025A 2Q 2025E 3Q 2025E 4Q 2025E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 25% average working interest

12 www.murphyoilcorp.com NYSE: MUR 12 Eagle Ford Shale Update Enhancing Portfolio Through Capital Efficiency Gains 1Q 2025 25 MBOEPD, 67% Oil, 83% Liquids • 1 gross non - operated well online in Karnes • Drilled the longest Eagle Ford Shale lateral in company history at 13,976 ft in Catarina 2Q 2025 Plan • 24 operated wells online – 18 Karnes, 3 Catarina and 3 Tilden wells • 11 gross non - operated wells online in Karnes Improved Field Development Plan • ~1,100 future locations on ~120,000 net acres • Optimized development plan improves capital efficiency • 22% increase in average completed lateral length enables lower well count • 9% increase in total field completed lateral feet • 6% reduction in remaining capital for drilling and completions Acreage as of May 5, 2025 Eagle Ford Shale Acreage CATARINA TILDEN KARNES Murphy Acreage Active Rig Average Oil Rate BBL / D 0 500 1,000 1,500 2,000 2,500 1 2 3 4 5 6 7 8 9 10 11 12 Producing Days 11-Well Karnes Pad 5-Well Karnes Pad

13 www.murphyoilcorp.com NYSE: MUR 13 Tupper Montney Update Capital Efficiencies Gained Through Improved Field Development Plan 1Q 2025 340 MMCFD Net, 100% Natural Gas • 5 operated wells online • Drilled the two longest Tupper Montney laterals in company history at 13,881 ft and 13,602 ft 2Q 2025 Plan • 5 operated wells online • Completes 2025 well delivery program Mitigated AECO Exposure in 1Q 2025 • Achieved realized price of US$2.38 / MCF compared to US$1.51 / MCF AECO average • Sold 47% of volumes to diversified price points, including Malin, Ventura, Emerson, Chicago and Dawn • Sold 11% of volumes via fixed price forward sales contracts Tupper Montney Acreage 5 0 Miles BC Alberta TUPPER WEST TUPPER MAIN Murphy Acreage Facility Tupper Montney Natural Gas Sales By Volume 1Q 2025 47% 42% 11% Diversified AECO Fixed Price Exposure Acreage as of May 5, 2025 Average Natural Gas Rate MMCFD 0 5 10 15 20 25 0 10 20 30 40 Producing Days 5-Well Tupper Montney Pad 5-Well Tupper Montney Pad

14 www.murphyoilcorp.com NYSE: MUR 14 Kaybob Duvernay Update Future Oil - Weighted Optionality Acreage as of May 5 , 2025 1Q 2025 4 MBOEPD, 58% Oil, 71% Liquids • No new wells online • Progressed 2025 drilling program 2025 Plan • 4 operated wells online in 3Q 2025 • 2 operated wells drilled for 2026 completion Improved Field Development Plan • ~420 future locations on ~110,000 net acres • Optimized development plan with increased lateral length and well spacing • 20% capital reduction Kaybob Duvernay Acreage 5 0 Mile s KAYBOB NORTH KAYBOB EAST KAYBOB WEST TWO CREEKS Murphy Acreage Pipeline Facility Battery Wells Active Rig

15 www.murphyoilcorp.com NYSE: MUR 15 Offshore Update Executing Highly - Accretive Development Projects Total Offshore 1Q 2025 71 MBOEPD, 83% Oil Gulf of America 1Q 2025 62 MBOEPD, 81% Oil • Operated Mormont #4 well online in 1Q 2025 • Operated Samurai #3 workover online in 2Q 2025 • Progressing operated Khaleesi #2 workover, online 2Q 2025 • Progressing operated Marmalard #3 workover, online 3Q 2025 Offshore Canada 1Q 2025 9 MBOEPD, 100% Oil Non - Operated 2025 Gulf of America Projects Online Activity Field 2026 2 development wells Lucius 2026 / 2027 1 development well St. Malo 4Q 2025 - 1Q 2026 2 development wells Zephyrus Operated 2025 Gulf of America Projects Online Activity Field / Facility 3Q 2025 1 workover Delta House 2025 - 2027 4 development wells and 2 workovers King’s Quay 2026 1 development well Dalmatian 2026 1 development well Chinook

16 www.murphyoilcorp.com NYSE: MUR 16 Lac Da Vang (Golden Camel) Field Development Project Update Cuu Long Basin, Vietnam Acreage as of May 5, 2025 1 Lost Time Injury is a workplace injury or illness that results in an employee / contractor being unable to perform their regular duties for at least one full workday 2 Floating storage and offloading vessel Cuu Long Basin Field Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • 100 MMBOE estimated gross recoverable resource • Estimated 10 – 15 MBOEPD net peak production • $110 MM capital budget for FY 2025 Project Updates • Achieved 1 million work hours with zero Lost Time Injuries 1 on the platform construction • Signed rig contract in 2Q 2025 for development drilling • Targeting first oil in 4Q 2026, development through FY 2029 2025 Key Milestones Timing Activity 4Q 2024 Commence LDV - A platform construction 1Q 2025 Initiate FSO 2 construction 4Q 2025 Install LDV - A platform jacket 4Q 2025 Begin development drilling 15 - 1 SU TU VANG LAC DA VANG LAC DA HONG - 1X Discovery HAI SU VANG LAC DA TRANG SU TU TRANG LAC DA CAM COMPLEX LAC DA NAU 15 km Murphy WI Block Murphy Exploration Inventory Murphy Discovery Field Development Project Discovery Well Producing Oil Field Producing Natural Gas Field Lac Da Vang (Golden Camel) – Jacket Fabrication

17 www.murphyoilcorp.com NYSE: MUR 17 Benefits of Multi - Basin Portfolio Oil - Weighted Offshore Assets Generate High - Margin Barrels World - Class Offshore Operating Capabilities Create Competitive Advantage • Offshore projects are among the highest - returning investments in portfolio • Oil - weighted assets generate substantial free cash flow • Uniquely positioned to benefit from successful exploration • Industry - leading track record of time from FID to first oil Ability to Leverage Offshore Operating Capabilities Around the World • Capable of unlocking value in international opportunities that may be too small for a major but still create significant value • Strategy of establishing low - cost entries to emerging and frontier basins 0 2 4 6 8 10 King's Quay A B C D E F G H I Time from FID to First Production Years Source: Corporate news releases. Projects include Anchor, Appomattox, Argos, Bigfoot, Heidelberg, Jack St. Malo, Lucius, Stones, Vito Free Cash Flow 1 per BOE $ / BOE $0 $5 $10 $15 Murphy Total Peer Average Source: Bloomberg, Murphy internal analysis as of December 31, 2024 Peer group includes APA, CHRD, CIVI, CTRA, DVN, EOG, EXE, FANG, KOS, MGY, MTDR, OVV, PR, RRC, SM, TALO 1 As defined in non - GAAP reconciliation slides in Appendix

18 www.murphyoilcorp.com NYSE: MUR 18 EXPLORATION

19 www.murphyoilcorp.com NYSE: MUR 19 Exploration Strategy Overview Key Strategies • Increasing exposure to international emerging and frontier basins • Balancing portfolio between shallow - water and deep - water opportunities • Exploiting unique combination of development and exploration opportunities in Vietnam and Côte d'Ivoire Focused and Meaningful • Prioritizing nearfield, infrastructure - led exploration in the Gulf of America • Targeting large, high - impact growth opportunities internationally Disciplined Portfolio Maturation • Investing purposefully in data to mature regional basin understanding, existing portfolio and support leasehold expansion Gulf of America Vietnam Côte d’Ivoire Exploration Core Focus Areas

20 www.murphyoilcorp.com NYSE: MUR 20 Gulf of America Exploration Area Miles 50 0 Offshore Platform Murphy WI Block Discovery Key Exploration Project Kodiak Front Runner Medusa Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Delta House Rushmore King’s Quay Ocotillo #1 Dalmatian S. Banjo #1 Zephyrus Cello #1 2025 Exploration Plan • Prospects located near Murphy - operated Delta House FPS 1 • Cello #1 (Mississippi Canyon 385) • Murphy 40% (Op) • Targeting spud 3Q 2025 • $18 MM net well cost • Banjo #1 (Mississippi Canyon 385) • Murphy 40% (Op) • Targeting spud 4Q 2025 • $18 MM net well cost Gulf of America Exploration Update Focused on Low - Risk, Infrastructure - Led Exploration 1 Floating production system Acreage as of May 5 , 2025 Miles 3 0 Banjo #1 Cello #1 Delta House MC385 MC386 MC387 MC431 Marmalard MC255 MC299 MC300 SOB II MC301 Producing Oil Field

21 www.murphyoilcorp.com NYSE: MUR 21 Lac Da Hong - 1X (Pink Camel) Discovery Cuu Long Basin, Vietnam Acreage as of May 5, 2025 Lac Da Hong - 1X (Pink Camel) Oil Discovery, Block 15 - 1/05 • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Encountered 106 feet of net oil pay from one reservoir, drilled in 151 feet of water • Preliminary mean to upward gross resource potential • 30 MMBOE – 60 MMBOE • Located ~3 miles southwest of Lac Da Vang (Golden Camel) development Positive Flow Test Results • Achieved a maximum flow rate of 2,500 BOPD during drill stem test (DST) • High quality, 38 - degree API oil BLOCK 15 - 2/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2/10 15 - 2/01 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG HAI SU DEN HAI SU TRANG LAC DA HONG - 1X Discovery HAI SU HONG HAI SU VANG - 1X Discovery LAC DA TRANG SU TU TRANG LAC DA CAM COMPLEX LAC DA NAU BO XAM 15 km Cuu Long Basin Murphy WI Block Murphy Exploration Inventory Murphy Discovery Field Development Project Discovery Well Producing Oil Field PHUONG DONG Producing Natural Gas Field

22 www.murphyoilcorp.com NYSE: MUR 22 Hai Su Vang - 1X (Golden Sea Lion) Discovery Update Cuu Long Basin, Vietnam Acreage as of May 5, 2025 Hai Su Vang - 1X (Golden Sea Lion) Oil Discovery, Block 15 - 2/17 • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% • Encountered 370 feet of net oil pay from two reservoirs, drilled in 149 feet of water • In - line with pre - drill mean to upward gross resource potential • 170 MMBOE – 430 MMBOE • Hai Su Vang - 2X appraisal well in 3Q 2025 Positive Flow Test Results • Achieved facility - constrained flow rate of 10,000 BOPD • High quality, 37 - degree API oil • Gas - oil ratio ~1,100 SCF / BBL BLOCK 15 - 2/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2/10 15 - 2/01 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG HAI SU DEN HAI SU TRANG HAI SU HONG LAC DA TRANG SU TU TRANG LAC DA CAM COMPLEX LAC DA NAU BO XAM 15 km Cuu Long Basin Murphy WI Block Murphy Exploration Inventory Murphy Discovery Field Development Project Discovery Well Producing Oil Field PHUONG DONG Producing Natural Gas Field LAC DA HONG - 1X Discovery HAI SU VANG - 1X Discovery

23 www.murphyoilcorp.com NYSE: MUR 23 Acreage as of May 5, 2025 1 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire 2 Kobus was previously named Hibou Côte d’Ivoire Exploration Update Initiating Three - Well Exploration Program 2025 Exploration Plan • Civette (Block CI - 502), Murphy 90% (Op), PETROCI 1 10% • Targeting spud 4Q 2025 • Mean to upward gross resource potential • 440 MMBOE – 1,000 MMBOE Additional Two Wells To Be Drilled 2026 • Caracal (Block CI - 102), Murphy 90% (Op), PETROCI 1 10% • Mean to upward gross resource potential • 150 MMBOE – 360 MMBOE • Kobus 2 (Block CI - 709), Murphy 90% (Op), PETROCI 1 10% • Mean to upward gross resource potential • 410 MMBOE – 1,260 MMBOE Continuing to Mature Additional Portfolio Opportunities Tano Basin Murphy WI Block Other Block Discovery Key Producing Field Key Exploration Project Murene 1X CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 Baleine Pecan TEN Jubilee Sankofa Paon Civette CI - 502 50 0 kilometers Caracal Kobus

24 www.murphyoilcorp.com NYSE: MUR 24 LOOKING AHEAD

25 www.murphyoilcorp.com NYSE: MUR 25 North America Onshore Locations 50 Years of Robust Inventory With Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings Eagle Ford Shale and Kaybob Duvernay > 20 years of inventory < $50 / BBL WTI ~ 50 years of total inventory > 15 years of Eagle Ford Shale inventory < $50 / BBL WTI Tupper Montney ~ 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations 0 200 400 600 < $50 $50 - $55 $55 - $60 > $60 Breakeven Oil Price (US$ / BBL WTI) Eagle Ford Shale Kaybob Duvernay Tupper Montney – Natural Gas Remaining Locations 0 100 200 300 < $1.37 $1.37 - $1.42 $1.42 - $1.49 $1.49 - $1.65 Breakeven Natural Gas Price (US$ / MCF AECO) As of Dec 31, 2024 Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. Tupper Montney inventory ass umes an annual 15 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program

26 www.murphyoilcorp.com NYSE: MUR 26 Offshore Development Opportunities Multi - Year Inventory of High - Return Projects Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of > 90 MBOEPD with average annual CAPEX of ~$450 MM from FY 2026 – FY 2030 Identified Offshore Project Portfolio Percent MMBOE by Area As of Dec 31, 2024 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of America SE Asia Offshore Canada 80% 11% 9% 17% 26% 10% 7% 12% 28% 2025 2026 2027 2028 2029 2030+ Resources To Be Developed By Year Percent MMBOE by Year Projects Include 22 projects 18 projects 193 MMBOE of total resources with < $ 40 / BBL WTI breakeven 7 6 MMBOE of total resources with $ 40 to $ 60 / BBL WTI breakeven ~270 MMBOE 40 Projects

27 www.murphyoilcorp.com NYSE: MUR 27 2025 - 2026 Asset Plan 1 Near - Term Strategy… Maintaining Modest Production Growth F rom Current Assets While Testing Material Upside Capital Allocation Plan • Allocating a minimum of 50% of adjusted FCF 3 to share buybacks and potential dividend increases • Progressing towards long - term debt goal of ~$1.0 BN Existing Producing Assets Generating Low, Single - Digit Production Growth • Offshore: Executing high - return, oil - weighted projects • Eagle Ford Shale: Maintaining production at 30 – 35 MBOEPD • Tupper Montney: Maintaining gross production near 500 MMCFD plant capacity Near - Term Organic Growth Progressing High - Impact Projects • Lac Da Vang (Golden Camel): Targeting first oil in Vietnam in 4Q 2026 • Hai Su Vang (Golden Sea Lion): Continuing appraisal of oil discovery in Vietnam • Lac Da Hong (Pink Camel): Evaluating optimal development concepts • Paon: Submitting field development plan in Côte d’Ivoire by 4Q 2025 • Drilling meaningful exploration wells in Vietnam, Côte d'Ivoire and Gulf of America that test unrisked prospective resources five times current offshore proved reserves 2 1 Strategy is as of Jan 28, 2025. Assumes $72.50 WTI oil price, $3.25 Henry Hub natural gas price and no exploration success 2 Offshore reserves of ~160 MMBOE are based on SEC year - end 2024 audited proved reserves and exclude noncontrolling interests 3 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

28 www.murphyoilcorp.com NYSE: MUR 28 Long - Term Asset Plan Strategy is as of Jan 28, 2025. Assumes $75 WTI oil price, $3.75 Henry Hub natural gas price and no exploration success 1 Eagle Ford Shale and Kaybob Duvernay combined inventory assumes an annual 30 - well program 2 Tupper Montney inventory assumes an annual 15 - well program 3 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distribution s t o NCI and projected payments, quarterly dividend and accretive acquisitions +13% +410% Delivering Production Growth and Returning Capital to Shareholders …Sets Up For Long - Term Success Multi - Basin Portfolio Provides Long Runway of Opportunities • Annual CAPEX of $1.1 – $1.3 BN delivers low, single - digit production growth with > 50% oil weighting • Reinvesting an average ~50% of cash flow from operations • Maintaining capital allocation plan with ample adjusted FCF 3 to continue cash returns to shareholders • Allocating remaining adjusted FCF 3 to strengthen balance sheet and fund exploration success • Achieving metrics that are consistent with an investment grade rating Existing Producing Assets Prioritizing offshore growth while maintaining onshore investment optionality • Gulf of America and offshore Canada: Continue to execute long runway of development projects • ~270 MMBOE total resources with < $60 / BBL WTI breakeven • Eagle Ford Shale and Kaybob Duvernay: Maintain production with future optionality to increase • ~50 years of inventory 1 • Tupper Montney: Well - positioned to benefit from advantaged pricing with new Canadian LNG projects and increasing natural gas demand • ~50 years of inventory 2 Future Organic Growth Focused international and Gulf of America exploration • Targeting ~10 - 15% of annual CAPEX allocated to exploration • Lac Da Vang (Golden Camel): Targeting first oil by 4Q 2026 • Hai Su Vang (Golden Sea Lion) and Lac Da Hong (Pink Camel): Targeting first oil late in the decade • Côte d’Ivoire: Progressing field development and exploration program

29 www.murphyoilcorp.com NYSE: MUR 29 INVESTOR UPDATE MAY 2025

30 www.murphyoilcorp.com NYSE: MUR 30 Appendix Non - GAAP Definitions and Reconciliations Glossary of Abbreviations 2Q 2025 Guidance Supplemental Information Current Fixed Price Contracts Acreage Maps 1 2 3 4 5 6

31 www.murphyoilcorp.com NYSE: MUR 31 Non - GAAP Financial Measure Definitions and Reconciliations The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations.

32 www.murphyoilcorp.com NYSE: MUR 32 Non - GAAP Reconciliation Adjusted Free Cash Flow Murphy defines adjusted free cash flow (a non - GAAP financial measure) as net cash provided by continuing operations activities, before non - cash working capital changes, less property additions and dry hole costs, acquisitions of oil and natural gas properties, distributions to NCI, dividends, withholding tax on stock - based inventive awards, and other p ayments such as debt tender and issuance costs and contingent consideration payments. Management believes adjusted free cash flow is important information to provide as it is used by management to evaluate the C omp any’s ability to generate additional cash from business operations. Adjusted free cash flow is a non - GAAP financial measure and should not be considered a substitute for other financial measures as determined in accordance wi th accounting principles generally accepted in the United States of America. Murphy’s definition of adjusted free cash flow is limited and does not represent residual cash flows available for discretion ary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Adjusted free cash flow as reported by Murphy may not be co mpa rable to similarly titled measures used by other companies, and should be considered in conjunction with other performance measured prepared in accordance with generally accepted accounting principles (GAAP). Ther efo re, we believe it is important to view adjusted free cash flow as supplemental to our entire statement of cash flows. Three Months Ended – Mar 31, 2024 Three Months Ended – Mar 31, 2025 (Millions of dollars) 398.8 300.7 Net Cash provided by continuing operations activities (GAAP) 1 24.4 22.8 Exclude: increase (decrease) in non - cash working capital 423.2 323.5 Operating cash flow excluding working capital adjustments (249.1) (368.4) Less: property additions and dry hole costs 174.1 (44.9) Free Cash Flow (Non - GAAP) (23.0) (7.0) Distribution to noncontrolling interest (45.8) (47.0) Dividend - (1.4) Acquisition of oil and natural gas properties (25.3) (7.7) Withholding tax on stock - based incentive awards 80.0 (108.0) Adjusted Free Cash Flow (Non - GAAP) 1 Includes noncontrolling interest in MP GOM

33 www.murphyoilcorp.com NYSE: MUR 33 Non - GAAP Reconciliation Free Cash Flow Presented below is free cash flow (a non - GAAP financial measure calculated as net cash provided by continuing operations activit ies, less non - cash working capital changes, property additions and dry hole costs). Management believes free cash flow is important information to provide as it is used by management to evaluate the Company’s ability to generate additional cash from business operations. Free cash flow is a non - GAAP financial measure and shoul d not be considered a substitute for other financial measures as determined in accordance with accounting principles generally accepted in the United States of Am eri ca. Additionally, our definition of free cash flow is limited and does not represent residual cash flows available for discretionary expenditures due to the fact that th e measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Therefore, we believe it is impor tan t to view free cash flow as supplemental to our entire statement of cash flows. 1 Includes noncontrolling interest in MP GOM Year Ended – Dec 31, 2023 Year Ended – Dec 31, 2024 (Millions of dollars) 1,748.8 1,729.0 Net Cash provided by continuing operations activities 1 (1,066.0) (908.2) Property additions and dry hole costs 99.4 (74.9) Net increase (decrease) in non - cash working capital (35.6) - Acquisition of oil and natural gas properties 746.6 745.9 Free Cash Flow

34 www.murphyoilcorp.com NYSE: MUR 34 Glossary of Abbreviations AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOA: Gulf of America IP: Initial production rate LOE: Lease operating expense MBO: Thousands barrels of oil MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production SCF: Standard cubic feet TCF: Trillion cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil)

35 www.murphyoilcorp.com NYSE: MUR 35 2Q 2025 Guidance Total (BOEPD) Gas (MCFD) NGLs (BOPD) Oil (BOPD) Producing Asset 34,200 25,700 4,700 25,200 US – Eagle Ford Shale 64,600 53,700 4,300 51,300 – Gulf of America excluding NCI 1 70,500 421,000 - 300 Canada – Tupper Montney 3,700 7,100 400 2,100 – Kaybob Duvernay 7,700 - - 7,700 – Offshore 300 - - 300 Other 177,000 – 185,000 2Q Production Volume (BOEPD) excl. NCI 1 $17 2Q Exploration Expense ($ MM) $1,135 – $1,285 Full Year 2025 CAPEX ($ MM) excl. NCI 2 174,500 – 182,500 Full Year 2025 Production Volume (BOEPD) excl. NCI 3 1 Excludes noncontrolling interest of MP GOM of 5,700 BOPD oil, 300 BOPD NGLs and 2,000 MCFD natural gas 2 Excludes noncontrolling interest of MP GOM of $45 MM 3 Excludes noncontrolling interest of MP GOM of 5,400 BOPD oil, 200 BOPD NGLs and 1,700 MCFD natural gas 2025E Accrued CAPEX by Quarter $ MM $403 $300 $260 $247 $0 $100 $200 $300 $400 $500 1Q 2025A 2Q 2025E 3Q 2025E 4Q 2025E

36 www.murphyoilcorp.com NYSE: MUR 36 Current Fixed Price Contracts End Date Start Date Price (MCF) Volumes (MMCF/D) Type Commodity 12/31/2025 4/1/2025 C$2.75 40 Fixed Price Forward Sales at AECO 1 Natural Gas 12/31/2026 1/1/2026 C$3.03 50 Fixed Price Forward Sales at AECO 1 Natural Gas As of May 5, 2025 1 These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustment AECO Price Risk Mitigation – Tupper Montney, Canada Current Hedge Position End Date Start Date Price (MCF) Volumes (MMCF/D) Type Commodity 6/30/2025 4/1/2025 US$3.58 40 NYMEX Swap Natural Gas 9/30/2025 7/1/2025 US$3.65 60 NYMEX Swap Natural Gas 12/31/2025 10/1/2025 US$3.74 60 NYMEX Swap Natural Gas

37 www.murphyoilcorp.com NYSE: MUR 37 CONTINUED ENVIRONMENTAL STEWARDSHIP STRONG GOVERNANCE OVERSIGHT POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES ADVANCING OUR CLIMATE GOALS 15 - 20% REDUCTION IN GHG EMISSIONS INTENSITY by 2030 compared to 2019 HIGHEST WATER RECYCLING VOLUME in company history ZERO ROUTINE FLARING by 2030 ZERO OFFSHORE SPILLS OVER 1 BBL since 2003 LOWEST EMISSIONS INTENSITIES since 2013 CONSISTENTLY OUTPERFORMING US Bureau of Labor Statistics for industry TRIR and LTIR in charitable contributions from 2020 to 2024 $20 MM more than students received El Dorado Promise scholarships since 2007 3,500 more than GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN since 2021 Well - defined BOARD AND MANAGERIAL OVERSIGHT and management of ESG matters SUSTAINABILITY METRICS IN ANNUAL INCENTIVE PLAN weighting of 20% approved in 2023 fourth consecutive year of THIRD - PARTY ASSURANCE of GHG Scope 1 and 2 data CO 2 GHG Ongoing Commitment to Sustainability Goals Acting to Support All Stakeholders Note: Metrics reflect 2023 performance unless otherwise specified 1 Equal Employment Opportunity - 1 Report AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS ® in 2022, 2023, 2024 and 2025 UNITED STATES PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank in 2021, 2022, 2023 and 2024 CHAIRMAN’S DIVISION by United Way of Greater Houston for past nine years NAMED ONE OF “AMERICA’S MOST RESPONSIBLE COMPANIES IN 2025” by Newsweek EEO - 1 1 FILINGS 35% minority representation among US employees

38 www.murphyoilcorp.com NYSE: MUR 38 24% 22% 54% 2024 Proved Reserves Maintaining Proved Reserves and Reserve Life • Total proved reserves of 713 MMBOE at YE 2024, 83% total reserve replacement • Added ~12 MMBOE of proved reserves for non - operated St. Malo primarily related to the waterflood project • 59% proved developed reserves with 42% liquids - weighting • Proved reserve life of 11 years Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2024 audited proved reserves 713 MMBOE 2024 Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 58% 60% 57% 59% 0 100 200 300 400 500 600 700 800 YE 2020 YE 2021 YE 2022 YE 2023 YE 2024 Proved Developed Proved Undeveloped Proved Reserves MMBOE 37% 5% 58% 42 % Liquids - Weighted 2024 Proved Reserves By Product Oil NGL Natural Gas

39 www.murphyoilcorp.com NYSE: MUR 39 North America Onshore Well Locations Gross Remaining Locations Inter - Well Spacing (ft) Reservoir Net Acres Area 92 300 Lower EFS 10,155 Karnes 127 850 Upper EFS 99 1,100 Austin Chalk 174 600 Lower EFS 61,611 Tilden 51 1,200 Upper EFS 67 1,200 Austin Chalk 178 560 Lower EFS 47,733 Catarina 168 1,280 Upper EFS 136 1,600 Austin Chalk 1,092 119,549 Total Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 114 984 28,064 Two Creeks 104 984 32,825 Kaybob East 95 984 26,192 Kaybob West 109 984 23,604 Kaybob North 422 110,685 Total Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of Dec 31, 2024 Gross Remaining Locations Inter - Well Spacing (ft) Net Acres Area 750 984 - 1,323 118,235 Tupper Montney Tupper Montney Well Locations

40 www.murphyoilcorp.com NYSE: MUR 40 Eagle Ford Shale Peer Acreage Acreage as of May 5, 2025

41 www.murphyoilcorp.com NYSE: MUR 41 Kaybob Duvernay Peer Acreage Paramount CNRL Murphy Kiwetinohk Cenovus Veren Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of May 5, 2025 Cygnet Duvernay Energy 6 Miles Logan

42 www.murphyoilcorp.com NYSE: MUR 42 Acreage as of May 5, 2025 ARC Montney Tourmaline Montney Advantage Montney Other Competitors Open Crown Shell Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Peyto Montney Tupper Montney Peer Acreage

43 www.murphyoilcorp.com NYSE: MUR 43 Gulf of America Murphy Blocks Acreage as of May 5, 2025 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum PRODUCING ASSETS Murphy WI 1 Operator Asset 80% Murphy Cascade 86% Murphy Chinook 80% Murphy Clipper 56% Murphy Dalmatian 50% Murphy Front Runner 27% Shell Habanero 34% Murphy Khaleesi 59% Kosmos Kodiak 16% Anadarko 2 Lucius 24% Murphy Marmalard 65% Murphy Marmalard East 48% Murphy Medusa 34% Murphy Mormont 52% Murphy Neidermeyer 75% Murphy Powerball 50% Murphy Samurai 27% Murphy Son of Bluto II 20% Chevron St. Malo 24% W&T Tahoe Gulf of America Exploration Area Offshore Platform FPSO Murphy WI Block Discovery Key Exploration Project Miles 50 0 Kodiak Front Runner Medusa Guilder Silver Dollar West Silver Dollar Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Delta House Rushmore King’s Quay Ocotillo #1 Dalmatian S. Zephyrus Banjo #1 Cello #1

44 www.murphyoilcorp.com NYSE: MUR 44 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • > 2.8 BN BOE discovered in basin • > 1.2 BN BOE in deepwater since 2007 • Evaluating next steps with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Acreage as of May 5, 2025

45 www.murphyoilcorp.com NYSE: MUR 45 Exploration Update Potiguar Basin, Brazil Asset Overview • Murphy 100% (Op) • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play Into the Deepwater • > 2.1 BBOE discovered in basin • Onshore and shelf • Pitu was first step - out into deepwater Potiguar Basin Petrobras/ Shell Shell Petrobras/ Shell Petrobras Petrobras Petrobras POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Acreage as of May 5, 2025

46 www.murphyoilcorp.com NYSE: MUR 46 INVESTOR UPDATE MAY 2025